Exhibit 21

LIST OF SUBSIDIARIES OF TRANE TECHNOLOGIES PLC
As of December 31, 2023

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
200 PARK, INC.	SOUTH CAROLINA	100%

AIRCO LIMITED	THAILAND	48%

AL-KO AIR TECHNOLOGY (SUZHOU) CO., LTD.	CHINA	100%

AL-KO AIR TECHNOLOGY EQUIPMENT SALES (TIANJIN) CO., LTD.	CHINA	100%

AL-KO LUCHTTECHNIEK B.V.	NETHERLANDS	100%

AL-KO THERM GMBH	GERMANY	100%

ALDRICH PUMP LLC	NORTH CAROLINA	100%

ALLIANCE COMPRESSORS LLC	DELAWARE	25%

AMAIR LIMITED	THAILAND	97%

ARCTIC COOL CHILLERS LIMITED	CANADA	100%

ARO DE VENEZUELA, C.A.	VENEZUELA	100%

BEST MATIC INTERNATIONAL AB	SWEDEN	100%

BEST MATIC INTERNATIONAL LIMITED	UNITED KINGDOM	100%

BEST MATIC VERMOGENSVERWALTUNGS GMBH	GERMANY	100%

CALMAC CORP.	NEW YORK	100%

CLIMATE ETC TECHNOLOGY SERVICES PRIVATE LIMITED	INDIA	100%

CLIMATELABS LLC	NORTH CAROLINA	100%

COMPAGNIE TRANE TECHNOLOGIES SAS	FRANCE	100%

COOL ENERGY LIMITED	UNITED KINGDOM	100%

DALLAH TRANE FOR MANUFACTURING AIR CONDITIONERS	SAUDI ARABIA	49%

DIASORIN INTERNATIONAL B.V.	NETHERLANDS	100%

DIVERSIFIED LABORATORY REPAIR INC.	MARYLAND	100%

ECOENERGIE I AL-KO SAS	FRANCE	30%

FBL ENTERPRISES INC.	CALIFORNIA	100%

FILAIRCO, INC.	PHILIPPINES	100%

FILAIRCO TECHNICAL SERVICES CO., INC.	PHILIPPINES	25%

FRIGOBLOCK GMBH	GERMANY	100%

FRIGOBLOCK UK LIMITED	UNITED KINGDOM	100%

HELMER SCIENTIFIC, LLC	INDIANA	100%

HERMANN TRANE HARRISBURG INC.	DELAWARE	100%

ICS COOL ENERGY (SAS)	FRANCE	100%

ICS COOL ENERGY AG	SWITZERLAND	100%

ICS COOL ENERGY B.V.	NETHERLANDS	100%

ICS COOL ENERGY GMBH	GERMANY	100%

ICS COOL ENERGY INVESTMENTS LIMITED	UNITED KINGDOM	100%

ICS COOL ENERGY LIMITED	UNITED KINGDOM	100%

ICS GROUP HOLDINGS LIMITED	UNITED KINGDOM	100%

INDUSTRIAL CHILL SERVICING PRIVATE LTD.	MAURITIUS	100%

INGERSOLL-RAND ZIMBABWE (PRIVATE) LIMITED	ZIMBABWE	100%

INGETERMIA ENGINEERING S.L.	SPAIN	100%

LKV LUFTTECHNISCHE KOMPONENTEN VERTRIEBSGESELLSCHAFT MBH NEUBRANDENBURG	GERMANY	100%

MAGENTA TECHNOLOGIES, LLC	DELAWARE	49%

MITSUBISHI ELECTRIC TRANE HVAC US LLC	DELAWARE	50%

MTA AUSTRALASIA PTY LTD	AUSTRALIA	100%

MTA DEUTSCHLAND GMBH	GERMANY	100%

MTA FRANCE SAS	FRANCE	100%

MTA S.P.A	ITALY	100%

MTA-USA, LLC	DELAWARE	100%

MURRAY BOILER HOLDINGS LLC	DELAWARE	100%

MURRAY BOILER LLC	NORTH CAROLINA	100%

NEXIA INTELLIGENCE LLC	DELAWARE	100%

NOVAIR-MTA SAU	SPAIN	100%

NUVOLO TECHNOLOGIES BULGARIA EOOD	BULGARIE	100%

NUVOLO TECHNOLOGIES CORPORATION	DELAWARE	100%

NUVOLO TECHNOLOGIES INDIA PRIVATE LIMITED	INDIA	100%

PERFECT PITCH, L.P.	DELAWARE	68%

PT TRANE INDONESIA	INDONESIA	100%

R&O IMMOBILIEN GMBH	GERMANY	100%

REFTRANS, S.A.	SPAIN	85%

REHSLER KUHLSYSTEME GMBH	GERMANY	100%

SHAANXI BAOCHENG AEROTECH AIR-CONDITIONING EQUIPMENT CO., LTD	CHINA	38%

SOCIÉTÉ TRANE SAS	FRANCE	100%

SPANASHVIEW UNLIMITED COMPANY	IRELAND	100%

STANDARD COMPRESSORS INC.	DELAWARE	100%

STANDARD INDUSTRIAL MINERAL PRODUCTS CORP.	PHILIPPINES	40%

STANDARD RESOURCES AND DEVELOPMENT CORPORATION	PHILIPPINES	40%

STANDARD TRANE INSURANCE COMPANY	NORTH CAROLINA	100%

STANDARD TRANE IRELAND DESIGNATED ACTIVITY COMPANY	IRELAND	100%

STANDARD TRANE WARRANTY COMPANY	SOUTH CAROLINA	100%

T.I. SOLUTIONS (ISRAEL) LTD.	ISRAEL	100%

TAST LIMITED	THAILAND	48%

THE IMTEAZ ALROAA COMPANY FOR GENERAL TRADE AND MAINTENANCE OF INDUSTRIAL EQUIPMENT LIMITED LIABILITY	IRAQ	100%

THERMO KING (HONG KONG) COMPANY LIMITED	HONG KONG	100%

THERMO KING (SHANGHAI) CO., LTD.	CHINA	100%

THERMO KING CONTAINER TEMPERATURE CONTROL (SUZHOU) CORPORATION LTD.	CHINA	100%

THERMO KING CONTAINER-DENMARK A/S	DENMARK	100%

THERMO KING DE PUERTO RICO, INC.	DELAWARE	100%

THERMO KING ENTERPRISE HONG KONG LLC	DELAWARE	100%

THERMO KING JAPAN LIMITED	JAPAN	100%

THERMO KING LLC	DELAWARE	100%

THERMO KING MANUFACTURING S.R.O.	CZECHIA	100%

THERMO KING PUERTO RICO MANUFACTURA, INC.	PUERTO RICO	100%

THERMO KING RODAMIENTOS, S.L.	SPAIN	100%

THERMO KING SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA	100%

THERMO KING SVC, INC.	DELAWARE	100%

THERMO KING SVERIGE AB	SWEDEN	100%

THERMO KING TRANSPORTKOELING B.V.	NETHERLANDS	100%

THERMOCOLD DISTRIBUTION S.R.L.	ITALY	100%

TK PUERTO RICO AIRE, INC.	PUERTO RICO	100%

TK PUERTO RICO COMERCIAL, INC.	PUERTO RICO	100%

TK PUERTO RICO ENSAMBLAJE, INC.	PUERTO RICO	100%

TK PUERTO RICO FABRICACION, INC.	PUERTO RICO	100%

TK PUERTO RICO LOGISTICA, INC.	PUERTO RICO	100%

TK PUERTO RICO OPERACIONES INDUSTRIALES, INC.	PUERTO RICO	100%

TK PUERTO RICO PRODUCCION, INC.	PUERTO RICO	100%

TK PUERTO RICO SOLUCIONES CLIMATICAS, INC.	PUERTO RICO	100%

TK PUERTO RICO TECNOLOGIAS, INC.	PUERTO RICO	100%

TM AIR CONDITIONING SDN. BHD.	MALAYSIA	100%

TRANE (EUROPE) LIMITED	UNITED KINGDOM	100%

TRANE (IRELAND) LIMITED	IRELAND	100%

TRANE (SCHWEIZ) GMBH / TRANE (SUISSE) S.À.R.L.	SWITZERLAND	100%

TRANE (THAILAND) LIMITED	THAILAND	100%

TRANE AIR CONDITIONING PRODUCTS LIMITED	CAYMAN ISLANDS	100%

TRANE AIR CONDITIONING SYSTEMS (CHINA) CO. LTD.	CHINA	100%

TRANE AIR CONDITIONING SYSTEMS AND SERVICE CO., LIMITED	HONG KONG	100%

TRANE AIR CONDITIONING TECHNOLOGIES (SHANGHAI) CO., LTD	CHINA	100%

TRANE AIRCONDITIONING PTE. LTD.	SINGAPORE	100%

TRANE AIRE ACONDICIONADO S.L.	SPAIN	100%

TRANE BERMUDA LTD.	BERMUDA	100%

TRANE BRANDS, INC.	DELAWARE	100%

TRANE BUFORD LLC	DELAWARE	100%

TRANE BV	BELGIUM	100%

TRANE CANADA ULC	CANADA	100%

TRANE CENTRAL AMERICA, INC.	DELAWARE	100%

TRANE CHINA HOLDINGS LIMITED	CAYMAN ISLANDS	100%

TRANE CLIMATE MANUFACTURING S.R.L.	ITALY	100%

TRANE CR SPOL SRO.	CZECHIA	100%

TRANE CROATIA D.O.O. ZA TRGOVINU	CROATIA	100%

TRANE DE ARGENTINA S.A.	ARGENTINA	100%

TRANE DE CHILE S.A.	CHILE	100%

TRANE DE COLOMBIA S.A.	COLOMBIA	100%

TRANE DEUTSCHLAND GMBH	GERMANY	100%

TRANE DISTRIBUTION PTE LTD	SINGAPORE	100%

TRANE DO BRASIL INDÚSTRIA E COMÉRCIO DE PRODUCTOS PARA CONDICIONAMENTO DE AR LTDA.	BRAZIL	100%

TRANE DOMINICANA, S.R.L.	DOMINICAN REPUBLIC	100%

TRANE EGYPT LLC	EGYPT	99%

TRANE ENERGY CHOICE, LLC	DELAWARE	100%

TRANE EUROPE HOLDINGS B.V.	NETHERLANDS	100%

TRANE EXPORT LLC	DELAWARE	100%

TRANE FINANCE SRL	BELGIUM	100%

TRANE FRANCE SAS	FRANCE	100%

TRANE GMBH	AUSTRIA	100%

TRANE HELLAS S.A.	GREECE	100%

TRANE HOLDING LIMITED	DELAWARE	100%

TRANE HOLDINGS COMPANY YK	JAPAN	100%

TRANE HUNGARY KFT	HUNGARY	100%

TRANE INC.	DELAWARE	100%

TRANE INC. OF DELAWARE	DELAWARE	100%

TRANE INDIA LTD.	DELAWARE	100%

TRANE INTERNATIONAL INC.	DELAWARE	100%

TRANE INVESTMENTS CANADA INC.	CANADA	100%

TRANE IP INC.	DELAWARE	100%

TRANE ITALIA S.R.L	ITALY	100%

TRANE JAPAN, LTD.	JAPAN	100%

TRANE KLIMA TICARET AS	TURKEY	100%

TRANE KOREA, INC.	KOREA, REPUBLIC OF	100%

TRANE KUWAIT AIRCONDITIONING CO WLL	KUWAIT	49%

TRANE MALAYSIA SALES & SERVICES SDN. BHD.	MALAYSIA	100%

TRANE MAROC S.A.R.L.AU	MOROCCO	100%

TRANE NETHERLANDS B.V.	NETHERLANDS	100%

TRANE POLAND SP. Z O.O.	POLAND	100%

TRANE PORTUGAL	PORTUGAL	100%

TRANE PUERTO RICO LLC	DELAWARE	100%

TRANE QATAR LLC	QATAR	49%

TRANE ROMANIA S.R.L.	ROMANIA	100%

TRANE S.A.	SWITZERLAND	100%

TRANE S.A.E.	EGYPT	100%

TRANE SERVICEFIRST C.A.	VENEZUELA	100%

TRANE SERVICES LIMITED	UNITED KINGDOM	100%

TRANE SINGAPORE ENTERPRISES PTE. LTD.	SINGAPORE	100%

TRANE SPC	OMAN	100%

TRANE SUPPORT SAS	FRANCE	100%

TRANE SWEDEN AB	SWEDEN	100%

TRANE SYSTEMS SOLUTIONS OF PANAMA, INC.	PANAMA	100%

TRANE TAIWAN DISTRIBUTION LTD.	TAIWAN, PROVINCE OF CHINA	100%

TRANE TECHNOLOGIES AMERICAS HOLDING CORPORATION	DELAWARE	100%

TRANE TECHNOLOGIES (CHINA) CO., LTD	CHINA	100%

TRANE TECHNOLOGIES CHARITABLE FOUNDATION	DELAWARE	100%

TRANE TECHNOLOGIES COMPANY LLC	DELAWARE	100%

TRANE TECHNOLOGIES COSTA RICA SOCIEDAD ANONIMA	COSTA RICA	100%

TRANE TECHNOLOGIES EUROPEAN HOLDING COMPANY B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES FINANCIAL SERVICES CORPORATION	DELAWARE	100%

TRANE TECHNOLOGIES FINANCING LIMITED	IRELAND	100%

TRANE TECHNOLOGIES FINLAND OY	FINLAND	100%

TRANE TECHNOLOGIES FUNDING LTD.	BERMUDA	100%

TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY S.À R.L. [1]	LUXEMBOURG	100%

TRANE TECHNOLOGIES GLOBAL HOLDING II COMPANY LIMITED	DELAWARE	100%
1 Trane Technologies Global Holding Company S.À R.L. was merged with and into Trane Technologies Lux International Holding Company S.À R.L. effective as of January 9, 2024.

TRANE TECHNOLOGIES GMBH	GERMANY	100%

TRANE TECHNOLOGIES HOLDCO INC.	DELAWARE	100%

TRANE TECHNOLOGIES HOLDINGS B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES INDIA PRIVATE LIMITED	INDIA	100%

TRANE TECHNOLOGIES INDÚSTRIA, COMÉRCIO E SERVIÇOS DE AR-CONDICIONADO LTDA.	BRAZIL	100%

TRANE TECHNOLOGIES INTERNATIONAL FINANCE LIMITED	IRELAND	100%

TRANE TECHNOLOGIES INTERNATIONAL LIMITED	IRELAND	100%

TRANE TECHNOLOGIES INVESTMENTS NETHERLANDS B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES IRISH HOLDINGS UNLIMITED COMPANY	IRELAND	100%

TRANE TECHNOLOGIES IRISH INVESTMENTS LIMITED	IRELAND	100%

TRANE TECHNOLOGIES LATIN AMERICA B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES LATIN AMERICA, S. DE R.L. DE C.V.	MEXICO	100%

TRANE TECHNOLOGIES LIFE SCIENCES LLC	DELAWARE	100%

TRANE TECHNOLOGIES LUX EURO III FINANCING S.À R.L.	LUXEMBOURG	100%

TRANE TECHNOLOGIES LUX INTERNATIONAL HOLDING COMPANY S.À R.L.	LUXEMBOURG	100%

TRANE TECHNOLOGIES MANUFACTURA, S. DE R.L DE C.V.	MEXICO	100%

TRANE TECHNOLOGIES MANUFACTURING LLC	DELAWARE	100%

TRANE TECHNOLOGIES PERU S.A.C.	PERU	100%

TRANE TECHNOLOGIES RUS LLC	RUSSIAN FEDERATION	100%

TRANE TECHNOLOGIES S.A.	SWITZERLAND	100%

TRANE TECHNOLOGIES SALES COMPANY, LLC	DELAWARE	100%

TRANE TECHNOLOGIES S.R.O.	CZECHIA	100%

TRANE THERMO KING (SHANGHAI) ENTERPRISE MANAGEMENT CO., LTD.	CHINA	100%

TRANE THERMO KING PTY. LTD.	AUSTRALIA	100%

TRANE UK LIMITED	UNITED KINGDOM	100%

TRANE U.S. INC.	DELAWARE	100%

TRANE VIETNAM SERVICES COMPANY LIMITED	VIETNAM	100%

TRANE, S.A. DE C.V.	MEXICO	100%

TRICOOL THERMAL LIMITED	UNITED KINGDOM	100%

TSI ANSTALT LTD.	LIECHTENSTEIN	100%

TUI HOLDINGS INC.	DELAWARE	100%

TWENTYTHREEC, LLC	DELAWARE	65%

TYS LIMITED	HONG KONG	50%

VKL VERTRIEBSGESELLSCHAFT FÜR KÄLTE- UND LUFTTECHNIK MBH	GERMANY	100%

WORLD STANDARD LTD.	DELAWARE	100%